                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              TRAVELERS GROUP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                                        N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

               [LOGO]

TRAVELERS GROUP INC.
388 Greenwich Street
New York, New York 10013

                                                                  March 23, 1998

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Travelers Group Inc. on Wednesday, April 22, 1998. The meeting will be held at Carnegie Hall, 881 Seventh Avenue, New York, New York, at 9:00 a.m. local time. The entrance to Carnegie Hall is on 57th Street just east of Seventh Avenue.

    At this meeting of stockholders, we will be voting on a number of important matters. Please take the time to read carefully each of the proposals for stockholder action described in the proxy materials.

    Thank you for your continued support of our Company.

                                          Sincerely,

                                          [Logo]

                                          Sanford I. Weill

                                          CHAIRMAN OF THE BOARD
                                            AND CHIEF EXECUTIVE OFFICER

                              TRAVELERS GROUP INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The Annual Meeting of Stockholders of Travelers Group Inc. (the "Company") will be held at Carnegie Hall, 881 Seventh Avenue, New York, New York, on Wednesday, April 22, 1998 at 9:00 a.m. local time, for the following purposes:

       ITEM 1.  To elect nineteen directors to the Board;

       ITEM 2. To ratify the selection of the Company's independent auditors for 1998;

       ITEM 3. To consider and vote upon the proposal to amend the Restated Certificate of Incorporation of Travelers Group Inc. to increase to 3 billion the shares of common stock authorized for issuance;

        and to transact such other business as may properly come before the Annual Meeting.

    The Board of Directors has set the close of business on March 4, 1998 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be maintained at the Company's headquarters, 388 Greenwich Street, New York, New York prior to the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          [Logo]

                                          Charles O. Prince, III
                                          SECRETARY

March 23, 1998

IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE SIGNED, DATED AND PROMPTLY RETURNED IN THE ENCLOSED ENVELOPE OR THAT YOU REGISTER YOUR VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS FOR TELEPHONIC VOTING ON YOUR PROXY CARD, SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                              TRAVELERS GROUP INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

    This Proxy Statement is being furnished to stockholders of Travelers Group Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Carnegie Hall, 881 Seventh Avenue, New York, New York, on Wednesday, April 22, 1998, at 9:00 a.m. local time, and at any adjournments or postponements of such meeting. This Proxy Statement and the accompanying proxy card are being mailed beginning on or about March 23, 1998, to stockholders of the Company on March 4, 1998, the record date for the Annual Meeting (the "Record Date"). Employees of the Company who are participants in one or more of the Company's benefit plans may receive this Proxy Statement and their proxy cards separately. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997 will be delivered to stockholders prior to or concurrently with the mailing of the proxy material.

    Stockholders of the Company are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the envelope enclosed for that purpose or vote your shares by telephone by following the instructions for telephonic voting on your proxy card (except under the very limited circumstances in which telephonic voting is not available). You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used.

    As a result of prior transactions, including the payment of stock dividends in 1993, 1996 and 1997 and the merger with The Travelers Corporation ("old Travelers") and the merger of a wholly owned subsidiary of the Company with Salomon Inc ("Salomon"), certain of the Company's records, including but not limited to those relating to stock option grants and deferred shares for directors, include fractional share amounts. The Company cannot issue fractional share interests, however, and accordingly fractional share amounts have been deleted from the numbers reported in this proxy statement.

VOTING RIGHTS

    As of the Record Date, the outstanding stock of the Company entitled to receive notice of and to vote at the Annual Meeting consisted of 1,150,053,648 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), 280,000 shares of the Company's Series I Cumulative Convertible Preferred Stock (the "Series I Preferred Stock"), 400,000 shares of the Company's 8.08% Cumulative Preferred Stock, Series J (the "Series J Preferred Stock"), which is held in the form of depositary shares (the "Series J Depositary Shares"), each representing an interest in 1/20th of a share of Series J Preferred Stock, and 500,000 shares of the Company's 8.40% Cumulative Preferred Stock, Series K (the "Series K Preferred Stock"), which is held in the form of depositary shares (the "Series K Depositary Shares"), each representing an interest in 1/20th of a share of Series K Preferred Stock. The Series I Preferred Stock, the Series J Preferred Stock and the Series K Preferred Stock (collectively, the "Voting Preferred Stock") were issued in exchange for, respectively, the Series A Cumulative Convertible Preferred Stock, the 8.08% Cumulative Preferred Stock, Series D and the 8.40% Cumulative Preferred Stock, Series E, of Salomon in connection with the merger of Salomon with a wholly owned subsidiary of the Company (the "Salomon Merger") effective November 28, 1997. Each share of Common Stock is entitled to one vote on each matter that is voted on at the Annual Meeting. The Series I Preferred Stock is entitled to
44.60526 votes per share on each matter that is voted on at the Annual Meeting. Each share of Series J and Series K

Preferred Stock is entitled to three votes per share on each matter that is voted on at the Annual Meeting. The Common Stock and the Voting Preferred Stock will vote together as a single class on all matters scheduled to be voted on at the Annual Meeting. Neither the Common Stock nor the Voting Preferred Stock is entitled to cumulative voting.

    None of the Company's other series of preferred stock, the 6.365% Cumulative Preferred Stock, Series F, the 6.213% Cumulative Preferred Stock, Series G, the 6.231% Cumulative Preferred Stock, Series H and the 5.864% Cumulative Preferred Stock, Series M, have any right to vote on any of the matters that are scheduled to be voted on at the Annual Meeting. There are no shares of the Company's 9.50% Cumulative Preferred Stock, Series L outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    To the best knowledge of the Company, as of the Record Date no person "beneficially owned" (as that term is defined by the Securities and Exchange Commission (the "SEC")) more than 5% of the Common Stock outstanding and entitled to vote at the Annual Meeting.

    All of the Series I Preferred Stock is held of record by subsidiaries of Berkshire Hathaway Inc.

    All of the Series J Preferred Stock and the Series K Preferred Stock is held of record by The Bank of New York ("BONY"), in its capacity as depositary (the "Depositary"), under the Deposit Agreements (the "Deposit Agreements") dated February 23, 1993 and February 13, 1996, respectively, among the Company, as successor to Salomon, BONY, as successor depositary, and the holders of Series J depositary receipts or Series K depositary receipts, as the case may be, representing the Series J Depositary Shares and Series K Depositary Shares, respectively.

QUORUM; VOTING PROCEDURES

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the Common Stock and the Voting Preferred Stock outstanding and entitled to vote shall constitute a quorum. Pursuant to applicable Delaware law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. The votes required with respect to the items set forth in the Notice of Annual Meeting of Stockholders are set forth in the discussion of each item herein.

    Unless contrary instructions are indicated on the proxy card or in a vote registered telephonically, all shares of Common Stock and Series I Preferred Stock represented by valid proxies will be voted FOR all of the items listed on the proxy card and described below, and will be voted in the discretion of the persons designated as proxies in respect of such other business, if any, as may properly be brought before the Annual Meeting. As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than those matters referred to herein. If you give specific voting instructions by checking the boxes on the proxy card or by voting telephonically, your shares of Common Stock will be voted in accordance with such instructions.

    The Depositary will mail to the record holders of the Series J Depositary Shares and the Series K Depositary Shares as of the Record Date a notice containing this Proxy Statement and a statement that the holders of the Series J Depositary Shares and Series K Depositary Shares may instruct the Depositary as to the exercise of the voting rights represented by the amount of Series J Preferred Stock and Series K Preferred Stock, respectively, represented by their Series J Depositary Shares and Series K Depositary Shares (including an express indication that instructions may be given to the Depositary to give a discretionary proxy to a person designated by the Company) and a brief statement as to the manner in which such instructions may be given. The Depositary will vote or cause to be voted, in accordance with the instructions received from the holders of the Series J Depositary Shares and Series K Depositary Shares, the maximum number of whole shares of Series J Preferred Stock and Series K Preferred Stock, respectively, underlying the Series J Depositary Shares or Series K Depositary Shares, as the case may be, as to which instructions were received. If no instructions are received from a holder of Series J Depositary Shares or Series K Depositary Shares, the Depositary will not vote the corresponding shares of Series J Preferred Stock or Series K Preferred Stock, as the case may be, represented thereby.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The Company has long had broad policies to encourage stock ownership among its directors, officers and employees to align their interests with the interests of stockholders. The Company believes that these policies have been a significant factor in the excellent returns achieved by stockholders since the Company's initial public offering in 1986.

    The following table sets forth, as of the Record Date, the Common Stock ownership of each director and certain executive officers of the Company. As of the Record Date, the directors and the executive officers of the Company as a group (36 persons) beneficially owned 36,722,059 shares of Common Stock (or approximately 3.2% of the total voting power of the Common Stock and Voting Preferred Stock outstanding and entitled to vote at the Annual Meeting). The number of shares beneficially owned by such directors and executive officers includes an aggregate of 8,711,247 shares of Common Stock that such persons may acquire pursuant to options exercisable within 60 days of the Record Date; however, such shares, prior to the exercise of the options pursuant to which they may be acquired, are not entitled to be voted at the Annual Meeting. These amounts are based upon the Company's records of beneficial ownership by its current officers under the Travelers Group 1996 Stock Incentive Plan (the "1996 Incentive Plan"), the Travelers Group Stock Option Plan (the "1986 Option Plan"), the Travelers Group 401(k) Savings Plan (the "Savings Plan"), the Travelers Group Capital Accumulation Plan (the "CAP Plan"), the Travelers Group Employee Incentive Plan, the Travelers Group Stock Purchase Plan, and various compensation plans for executives of a subsidiary of Salomon Smith Barney (as defined herein). These amounts also include beneficial ownership by executive officers under the Salomon Equity Partnership Plan for Key Employees ("Salomon EPP"), the Salomon Stock Incentive Plan and the Salomon Non-Qualified Stock Option Plan of 1984, which plans were assumed by the Company in connection with the Salomon Merger, the old Travelers 1988 Stock Incentive Plan and the old Travelers 1982 Stock Option Plan, which plans were assumed by the Company in connection with the merger of old Travelers with and into the Company (the "Travelers Merger") effective December 31, 1993 and the old Primerica Corporation Long-Term Incentive Plan, which was assumed by the Company in connection with the merger with Primerica Corporation in 1988.

    As of the Record Date, no individual director or executive officer beneficially owned one percent or more of the Common Stock outstanding and entitled to vote at the Annual Meeting, except Mr. Weill who beneficially owned 20,799,755 shares (1.8%) of Common Stock, including 6,020,964 shares that he had the right to acquire pursuant to options exercisable within 60 days of the Record Date. As of the Record Date, no individual director or executive officer beneficially owned any shares of any series of the Company's preferred stock, including the Voting Preferred Stock. Except as otherwise expressly stated in the footnotes to the following table, beneficial ownership of shares means that the beneficial owner thereof has sole voting and investment power over such shares.

                                                                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                                -------------------------------------------------
                                                                  COMMON STOCK     STOCK OPTIONS
                                                                  BENEFICIALLY      EXERCISABLE        TOTAL
                                                                      OWNED          WITHIN 60      COMMON STOCK
                                                                    EXCLUDING         DAYS OF       BENEFICIALLY
NAME/TITLE                                                         OPTIONS(1)      RECORD DATE(2)    OWNED (1)
--------------------------------------------------------------  -----------------  --------------  --------------
C. Michael Armstrong..........................................           33,197                           33,197
  Director
Judith Arron..................................................            1,744                            1,744
  Director
Kenneth J. Bialkin............................................          468,747                          468,747
  Director
Steven D. Black(3)............................................          734,172          241,779         975,951
  Executive Officer
Edward H. Budd(4).............................................          750,102          219,943         970,045
  Director
Joseph A. Califano, Jr.(5)....................................          102,770                          102,770
  Director
Douglas D. Danforth...........................................          141,763                          141,763
  Director
James Dimon(6)................................................        2,327,354          767,636       3,094,990
  Director and Executive Officer
Leslie B. Disharoon (7).......................................          243,363                          243,363
  Director
The Hon. Gerald R. Ford.......................................           71,598                           71,598
  Director
Thomas W. Jones...............................................           11,547                           11,547
  Director and Executive Officer
Ann Dibble Jordan.............................................            9,282                            9,282
  Director
Robert I. Lipp................................................        1,765,269          352,301       2,117,570
  Director and Executive Officer
Michael T. Masin..............................................            1,594                            1,594
  Director
Deryck C. Maughan.............................................          573,693                          573,693
  Director and Executive Officer
Dudley C. Mecum(8)............................................          134,990                          134,990
  Director
Andrall E. Pearson............................................          105,342                          105,342
  Director
Frank J. Tasco................................................           38,879                           38,879
  Director
Linda J. Wachner..............................................           28,632                           28,632
  Director
Sanford I. Weill(9)...........................................       14,778,791        6,020,964      20,799,755
  Director and Chief Executive Officer
Joseph R. Wright, Jr..........................................           80,788                           80,788
  Director
Arthur Zankel(10).............................................          248,970                          248,970
  Director
All Directors and Executive Officers as a group
  (36 persons)(11)(12)........................................       28,010,812        8,711,247      36,722,059

------------------------

(1) This information includes, as of the Record Date, the following shares which are also deemed "beneficially owned": (i) the following number of shares of Common Stock granted in payment of directors' fees to nonemployee directors under the Company's plan, but receipt of which is deferred: Mr. Armstrong, 18,437; Ms. Arron, 1,594; Mr. Bialkin, 103,662; Mr. Budd, 21,759; Mr.
    Califano, 74,462; Mr. Danforth, 91,000; Mr. Disharoon, 103,662; Mr. Jones, 945; Mr. Masin, 1,594; Mr. Mecum, 103,662; Mr. Pearson, 103,662; Mr. Tasco,
    32,879; and Mr. Wright, 58,588; (ii) the following number of shares of Common Stock issued in exchange for shares of old Travelers common stock held under the old Travelers Deferred Compensation Plan for Non-employee Directors, receipt of which is deferred: Mr. Armstrong, 11,811; Mr. Lipp, 2,104; and Mr. Weill, 2,816; (iii) the following number of shares of Common Stock held (as of January 31, 1998) under the Savings Plan, as to which the holder has voting power but not dispositive power: Mr. Black, 12,007; Mr. Budd, 12,934; Mr. Dimon, 9,452; Mr. Jones, 63; Mr. Lipp, 15,312; Mr.
    Maughan, 4,680; and Mr. Weill, 16,249; (iv) the following number of shares of Common Stock awarded pursuant to the CAP Plan, as to which the holder may direct the vote but which remain subject to forfeiture and restrictions on disposition: Mr. Black, 140,085; Mr. Dimon, 172,893; Mr. Jones, 9,025; Mr. Lipp, 54,723; and Mr. Weill, 383,940; and (v) the following number of shares of Common Stock awarded pursuant to Salomon EPP, as to which the holder may direct the vote but a portion of which shares remain subject to forfeiture:
    Mr. Maughan, 347,065.

(2) Non-employee directors are not eligible to receive stock option grants under the Company's plans.

(3) Includes 30,000 shares of Common Stock owned by Mr. Black's wife, as to which Mr. Black disclaims beneficial ownership.

(4) Includes 2,107 shares of Common Stock owned by Mr. Budd's wife, as to which Mr. Budd disclaims beneficial ownership.

(5) Includes 2,400 shares of Common Stock owned by Mr. Califano's wife and 360 shares held by Mr. Califano as custodian, as to which Mr. Califano disclaims beneficial ownership.

(6) Includes 450,000 shares of Common Stock owned by Mr. Dimon and his wife as tenants-in-common.

(7) Includes 4,200 shares of Common Stock owned by Mr. Disharoon's wife, as to which Mr. Disharoon disclaims beneficial ownership.

(8) Includes 2,527 shares of Common Stock owned by Mr. Mecum's wife, as to which Mr. Mecum disclaims beneficial ownership.

(9) Includes 300 shares of Common Stock owned by Mr. Weill's wife, as to which Mr. Weill disclaims beneficial ownership.

(10) Includes 600 shares of Common Stock held by a trust of which Mr. Zankel is a trustee, as to which Mr. Zankel disclaims beneficial ownership.

(11) This information also includes as "beneficially owned" (i) an aggregate of 119,835 shares of Common Stock held under the Savings Plan of the Company, as to which the respective holders have voting power but not dispositive power, (ii) an aggregate of 1,256,242 shares of Common Stock awarded under the CAP Plan, as to which the respective holders may direct the vote but which shares remain subject to forfeiture and restrictions on disposition,
    (iii) an aggregate of 347,065 shares of Common Stock awarded under Salomon EPP, as to which the holder may direct the vote but a portion of which shares remain subject to forfeiture, (iv) an aggregate of 44,135 shares of Common Stock as to which the holders disclaim beneficial ownership and (v) an aggregate of 531,082 shares of Common Stock held by certain holders with family members as tenants-in-common.

(12) The Board of Directors of the Company has determined that the senior executives of the Company and its subsidiaries who comprise the Company's Planning Group as identified in the Company's Annual Report (the "Planning Group") are "executive officers" of the Company, notwithstanding that certain members of the Company's Planning Group are executive officers of subsidiaries of the Company.

                            ------------------------

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Section 16(a) Persons"), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. (the "NYSE"), and to furnish the Company with copies of all such forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the year ended December 31, 1997, each of its officers, directors and greater than ten percent stockholders complied with all such applicable filing requirements.

                                    ITEM 1:
                             ELECTION OF DIRECTORS

    The Board has set the number of directors at 19. The terms of all of the directors currently serving on the Board expire at the Annual Meeting. All of the directors currently serving on the Board have been nominated by the Board of Directors for re-election to one-year terms at the Annual Meeting, other than Messrs. Budd and Danforth who have indicated to the Company their decision to retire from the Board and not stand for re-election.

    Each nominee elected will hold office until the Annual Meeting of Stockholders to be held in 1999 and until a successor has been duly elected and qualified, unless prior to such meeting a director shall resign, or his or her directorship shall become vacant due to his or her death or removal.

    The following information with respect to the principal occupation and business experience and other affiliations of the directors during the past five years has been furnished to the Company by the directors. All ages are given as of the Record Date. Directors' terms as stated below include periods of Board membership with Commercial Credit Company ("CCC"), a predecessor corporation of the Company.

    The mandatory retirement age for all members of the Board of Directors other than the Honorable Gerald R. Ford is 75.

    The following nineteen individuals have been nominated for election at the Annual Meeting for a term ending 1999:

[photo]                 C. MICHAEL ARMSTRONG

                            Mr. Armstrong, 59, has been a director of the Company since
                        1993. He is the Chairman and Chief Executive Officer of AT&T Corp.
                        He was, until November 1997, Chairman and Chief Executive Officer of
                        Hughes Electronic Corporation, a designer and manufacturer of advanced electronic systems for automotive, defense, space communications and industrial applications, located in Los Angeles,
                        California. Mr. Armstrong was previously an officer of International
                        Business Machines Corporation ("IBM") where he was a member of IBM's
                        Management Committee and Chairman of IBM World Trade Corporation. He
                        is a member of the Board of Trustees of Johns Hopkins University and
                        is a member of the advisory board of the Yale School of Management.
                        Mr. Armstrong is Chairman of the President's Export Council, a
                        member of the Council on Foreign Relations, the National Security
                        Telecommunications Advisory Committee and the Defense Policy
                        Advisory Committee on Trade. Mr. Armstrong is a member of the
                        Supervisory Board of the Thyssen-Bornemisza Group.

[photo]                 JUDITH ARRON

                            Ms. Arron, 55, has been a director of the Company since April
                        1997. She is the Executive Director and Artistic Director of the
                        Carnegie Hall Corporation. Ms. Arron was previously the Manager of the Cincinnati Symphony Orchestra and Cincinnati May Festival. Ms.
                        Arron is Chairman of the National Advisory Board for the Bone Marrow
                        Transplant Program at the University of Colorado Health Sciences
                        Center in Denver. A member of the European Concert Halls
                        Organization, Ms. Arron has also served on the board of the
                        International Society of Performing Arts Administrators and is
                        currently a board member of the American Symphony Orchestra League.
                        She also serves on advisory committees for the Music for Life Aids
                        Benefits in New York, the Seaver Conducting Awards, the School for
                        Strings, the Brooke Russell Astor Awards for the New York Public
                        Library and the Knight Foundation Symphony Orchestra Advisory
                        Committee.

[photo]                 KENNETH J. BIALKIN

                            Mr. Bialkin, 68, has been a director of the Company since 1986.
                        Mr. Bialkin has been a director of Travelers Property Casualty Corp.
                        ("TAP"), an 83.3% owned subsidiary of the Company, since 1996. He has been for more than five years a partner in the law firm of
                        Skadden, Arps, Slate, Meagher & Flom LLP, which performs legal services for the Company from time to time. Mr. Bialkin is also a director of The Municipal Assistance Corporation for the City of New
                        York, Oshap Technologies, Ltd., Tecnomatix Technologies Ltd. and
                        Sapiens International Corporation N.V.

[photo]                 JOSEPH A. CALIFANO, JR.

                            Mr. Califano, 66, has been a director of the Company since 1988.
                        He is Chairman and President of The National Center on Addiction and
                        Substance Abuse at Columbia University, an independent
                        not-for-profit organization established to combat all forms of substance abuse. From 1983 to 1992, he was a Senior Partner at the law firm of Dewey Ballantine LLP, which performs legal services for the Company from time to time. He is a director of Authentic Fitness
                        Corporation, Automatic Data Processing, Inc., Chrysler Corporation,
                        HealthPlan Services Inc., Kmart Corporation and Warnaco Inc., and a
                        trustee of the American Ditchley Foundation, New York University and
                        The Twentieth Century Fund. He is Founding Chairman of the Institute
                        for Social and Economic Policy in the Middle East at the Kennedy
                        School of Government at Harvard University, a Governor of The New
                        York and Presbyterian Hospital, and a member of the Institute of
                        Medicine of the National Academy of Sciences. Mr. Califano served as
                        Secretary of the United States Department of Health, Education, and
                        Welfare from 1977 to 1979. He was Special Assistant for Domestic
                        Affairs to the President of the United States from 1965 to 1969, and held various positions in the United States Department of Defense from 1961 to 1965. He is the author of nine books.

[photo]                 JAMES DIMON

                            Mr. Dimon, 41, has been a director of the Company since
                        September 1991. He is President and Chief Operating Officer of the
                        Company. He is also Co-Chairman of the Board and Co-Chief Executive
                        Officer of each of Smith Barney Inc. ("Smith Barney") and Salomon
                        Brothers Inc ("Salomon Brothers"), the Company's major investment banking and securities brokerage subsidiaries. He is also the
                        Co-Chief Executive Officer and Co-Chairman of the Board of Salomon
                        Smith Barney Holdings Inc. ("Salomon Smith Barney"), the immediate parent company of Smith Barney and Salomon Brothers. Mr. Dimon has been a director of TAP since 1996. From May 1988 to June 1995 he was
                        Chief Financial Officer of the Company. He was, from May 1988 to
                        September 1991, Executive Vice President of the Company. Mr. Dimon
                        was Chief Operating Officer of Smith Barney until January 1996 and was Senior Executive Vice President and Chief Administrative Officer
                        of Smith Barney from 1990 to 1991. From March 1994 to January 1996 he was Chief Operating Officer of the predecessor to Salomon Smith
                        Barney. From 1986 to 1988, Mr. Dimon was Senior Vice President and
                        Chief Financial Officer of CCC, the Company's predecessor. From 1982 to 1985, he was a Vice President of American Express Company and
                        Assistant to the President, Sanford I. Weill. Mr. Dimon is a trustee of New York University Medical Center and a director of the Center on Addiction and Substance Abuse, the National Association of
                        Securities Dealers, Inc. and Tricon Global Restaurants, Inc. and a
                        member of the Nominating Committee of the New York Stock Exchange,
                        Inc.

[photo]                 LESLIE B. DISHAROON

                            Mr. Disharoon, 65, has been a director of the Company since
                        1986. He was Chairman of the Board, President and Chief Executive
                        Officer of Monumental Corporation (an insurance holding company)
                        from 1978 to 1988. He is Chairman of the Board of The John Hopkins
                        Health System Endowment, a director of Aegon USA, Inc., GRC
                        International Inc. and M.S.D. & T. Funds, Inc., and President of the
                        Caves Valley Club Inc.

[photo]                 THE HONORABLE GERALD R. FORD

                            The Honorable Gerald R. Ford, 84, has been a director or an honorary director of the Company since 1986. Mr. Ford was President of the United States from August 1974 through January 1977, having served as Vice President of the United States from December 1973 through August 1974. He is a lecturer and business consultant to several corporations. He is an advisor and consultant to Texas
                        Commerce Bankshares, Inc. and an advisor to American Express
                        Company.

[photo]                 THOMAS W. JONES

                            Mr. Jones, 48, has been a director of the Company since April
                        1997, and is a Vice Chairman of the Company. He was, from January
                        1995 until August 1997, Vice Chairman and a director of the Teachers
                        Insurance and Annuity Association-College Retirement Equities Fund
                        ("TIAA-CREF"). From January 1993 to August 1997 he was President and
                        Chief Operating Officer of TIAA-CREF. From 1989 to 1993, Mr. Jones
                        was Executive Vice President and Chief Financial Officer of
                        TIAA-CREF. Mr. Jones is a director of Freddie Mac (Federal Home Loan
                        Mortgage Corp.) and Thomas & Betts Corporation and director and
                        Deputy Chairman of the Federal Reserve Bank of New York. He is a
                        trustee of Cornell University, Brookings Institution and Educational
                        Broadcasting Corporation (Thirteen/WNET).

[photo]                 ANN DIBBLE JORDAN

                            Ms. Jordan, 63, has been a director of the Company since 1989.
                        She is a consultant and serves on the Boards of Directors of Johnson
                        & Johnson Corporation, Hechinger Company, the National Symphony
                        Orchestra, The Phillips Gallery, Child Welfare League, Automatic
                        Data Processing, Inc. and the Salant Corp. She was formerly the
                        Director of the Department of Social Services for the University of
                        Chicago Medical Center from 1986 to 1987, and was also Field Work
                        Associate Professor at the School of Social Service Administration
                        of the University of Chicago from 1970 to 1987. She served as the
                        Director of Social Services of Chicago Lying-in Hospital from 1970 to 1985.

[photo]                 ROBERT I. LIPP

                            Mr. Lipp, 59, has been a director of the Company since 1991, and is a Vice Chairman of the Company. Mr. Lipp has been the Chairman of the Board, Chief Executive Officer and President of TAP since
                        January 1996. Mr. Lipp has been the Chairman of the Board and Chief
                        Executive Officer of The Travelers Insurance Group Inc. since
                        December 1993. From 1991 to 1993, he was Chairman and Chief
                        Executive Officer of CCC, a wholly owned subsidiary of the Company.
                        From April 1986 through September 1991, he was an Executive Vice
                        President of the Company and its corporate predecessor. Prior to joining the Company in 1986, he was a President and a director of
                        Chemical New York Corporation and Chemical Bank where he held senior executive positions for more than five years prior thereto. Mr. Lipp is a director of The New York City Ballet, the Wadsworth Atheneum and the Massachusetts Museum of Contemporary Art and Chairman of
                        Dance-On Inc., a private foundation.

[photo]                 MICHAEL T. MASIN

                            Mr. Masin, 53, has been a director of the Company since April
                        1997. He is Vice Chairman and President International and a Director
                        of GTE Corporation. From 1976 to 1993, Mr. Masin was a partner in the law firm of O'Melveny and Myers. Mr. Masin is a Director of
                        Compania Nacional Telefonos de Venezuela and BC Telecom, Inc. Mr.
                        Masin is a member of the Board of Trustees of Carnegie Hall, the
                        Keck Foundation and the China-American Society. He is a member of the Business Committee of the Board of Trustees of the Museum of
                        Modern Art, a member of the Dean's Council of Dartmouth College, and a member of the Private Sector Advisory Council of the
                        Inter-American Development Bank.

[photo]                 DERYCK C. MAUGHAN

                            Mr. Maughan, 50, has been a director of the Company since
                        December 1997. He is a Vice Chairman of the Company. He is
                        Co-Chairman of the Board, Co-Chief Executive Officer and a member of the executive committee of each of Smith Barney and Salomon
                        Brothers. He is also the Co-Chief Executive Officer and Co-Chairman of Salomon Smith Barney. He was, until the consummation of the
                        Salomon Merger in November 1997, Chairman and Chief Executive
                        Officer of Salomon Brothers and an Executive Vice President of
                        Salomon.

[photo]                 DUDLEY C. MECUM

                            Mr. Mecum, 63, has been a director of the Company since 1986.
                        Mr. Mecum has been a director of TAP since 1996. Since July 1997,
                        Mr. Mecum has been a Managing Director of Capricorn Holdings, LLC, a firm specializing in the leveraged acquisition of various
                        businesses. From August 1989 to December 1996, Mr. Mecum was a
                        Partner in the firm of G.L. Ohrstrom & Co. (a merchant banking firm). Mr. Mecum was Managing Partner of the New York office of Peat
                        Marwick Mitchell & Co. (now KPMG Peat Marwick LLP) from 1979 to
                        1985. Mr. Mecum is a director of Fingerhut Companies, Inc., Dyncorp,
                        Vicorp Restaurants, Inc., Lyondell Petrochemical Corp., the Metris
                        Companies, Inc. and Suburban Propane Partners, MLP.

[photo]                 ANDRALL E. PEARSON

                            Mr. Pearson, 72, has been a director of the Company since 1986.
                        He is Chairman and Chief Executive Officer of Tricon Global
                        Restaurants, Inc. He has been a Professor at the Harvard Business
                        School since 1985. He was President of Pepsico, Inc. from 1970 to
                        1984. He is a director of The May Department Stores Company and
                        Lexmark Inc. Mr. Pearson was until 1997 a general partner of
                        Clayton, Dubilier & Rice, Inc., a private investment firm and the
                        Chairman of the Board and a director of Alliant Foodservice Inc. and a director of KINKO's Inc., each of which is owned by Clayton,
                        Dubilier & Rice, Inc.

[photo]                 FRANK J. TASCO

                            Mr. Tasco, 70, has been a director of the Company since 1992.
                        Mr. Tasco has been a director of TAP since 1996. Mr. Tasco is the retired Chairman of the Board and Chief Executive Officer and is
                        currently a director of Marsh & McLennan Companies, Inc. and Mid
                        Ocean Limited. Mr. Tasco is Chairman of the Board of Angram Inc. He
                        was a member of President Bush's Drug Advisory Council and was founder of New York Drugs Don't Work. Mr. Tasco is a director of
                        Phoenix House Foundation. He is Chairman of the Catholic Health
                        Council of the Archdiocese of Rockville Centre. He is a member of the Council on Foreign Relations, the Lincoln Center Consolidated
                        Corporate Fund Leadership Committee, the Foreign Policy Association,
                        a trustee emeritus of New York University and a trustee of the
                        Inner-City Scholarship Fund.

[photo]                 LINDA J. WACHNER

                            Mrs. Wachner, 52, has been a director of the Company since 1991.
                        She is Chairman, President and Chief Executive Officer of the
                        Warnaco Group, Inc. and of Warnaco Inc., a Fortune 1000 apparel company, and Chairman and Chief Executive Officer of Authentic
                        Fitness Corporation, an activewear manufacturer. Mrs. Wachner is also a director of the American Apparel Manufacturers Association and the New York City Partnership. She currently serves on the
                        Policy Committee of The Business Roundtable, the Board of Trustees
                        of The Aspen Institute, Carnegie Hall and Educational Broadcasting
                        Corporation (Thirteen/WNET), and the Board of Overseers of Memorial
                        Sloan-Kettering Cancer Center. In 1994, Mrs. Wachner was reappointed by President Clinton to the Advisory Committee for Trade Policy
                        Negotiations, on which she also served under President Bush and
                        President Reagan. She is a member of the Council on Foreign
                        Relations.

[photo]                 SANFORD I. WEILL

                            Mr. Weill, 64, has been a director of the Company since 1986. He has been Chairman of the Board and Chief Executive Officer of the
                        Company and its predecessor, CCC, since 1986; he was also its
                        President from 1986 until 1991. He was President of American Express
                        Company from 1983 to 1985; Chairman of the Board and Chief Executive
                        Officer of American Express Insurance Services, Inc. from 1984 to
                        1985; Chairman of the Board and Chief Executive Officer, or a
                        principal executive officer, of Shearson Lehman Brothers Inc. from
                        1965 to 1984; Chairman of the Board of Shearson Lehman Brothers
                        Holdings Inc. from 1984 to 1985; and a founding partner of
                        Shearson's predecessor partnership from 1960 to 1965. Mr. Weill has been a director of TAP since 1996. Mr. Weill's son, Marc P. Weill, is a Senior Vice President and an executive officer of the Company.
                        Mr. Weill is a member of the Business Roundtable and the Business
                        Council. Mr. Weill is Chairman of the Board of Trustees of Carnegie
                        Hall, and a director of the Baltimore Symphony Orchestra. Mr. Weill is a member of the Board of Governors of New York Hospital, Chairman
                        of the Board of Overseers of Cornell University Medical College and
                        a member of the Joint Board of New York Hospital-Cornell University
                        Medical College. He is on the Board of Overseers of Memorial
                        Sloan-Kettering Cancer Center and is a Director of The New York and
                        Presbyterian Hospitals Care Network, Inc. He is a member of Cornell
                        University's Johnson Graduate School of Management Advisory Board
                        and a Board of Trustees Fellow Emeritus of Cornell University. Mr.
                        Weill is Chairman of the National Academy Foundation whose member programs include the Academy of Finance, the Academy of Travel and
                        Tourism and the Academy of Public Service. Mr. Weill is a member of the United States Treasury Department's Working Group on Child Care.

[photo]                 JOSEPH R. WRIGHT, JR.

                            Mr. Wright, 59, has been a director of the Company since 1990.
                        Mr. Wright is Chairman, Chief Executive Officer and a director of
                        AmTec, Inc., focusing on developing and financing communications projects in the People's Republic of China. He also serves as
                        Chairman of GRC International, Inc., a leading government and private sector research firm, Co-Chairman of Baker & Taylor
                        Holdings, Inc., an international book and video distribution company and as Vice Chairman of The Jefferson Group, a consulting firm in
                        Washington, D.C. From 1989 to 1993, he was Executive Vice President
                        and Vice Chairman of W.R. Grace & Co., an international specialty chemicals company and President of Grace Energy Company, an international energy services company. He currently serves on the
                        Board of Directors of GRC International, Inc., Baker & Taylor
                        Holdings, Inc., PanAmSat Corporation, the advisory board of
                        Barington Capital Group, and is a trustee of Hampton University. He was Deputy Director and Director of the United States Office of
                        Management and Budget from 1982 to 1989 and a member of President
                        Reagan's Cabinet, and Deputy Secretary of Commerce from 1981 to
                        1982. Prior to that, Mr. Wright was president of two Citicorp retail credit card subsidiaries and a partner of Booz, Allen & Hamilton. He received the President's "Citizenship Award" in 1989.

[photo]                 ARTHUR ZANKEL

                            Mr. Zankel, 66, has been a director of the Company since 1986.
                        Mr. Zankel has been a director of TAP since 1996. He has been a
                        General Partner of First Manhattan Co. (an investment management firm) since 1965. He is also a director of Vicorp Restaurants, Inc.
                        and Fund American Enterprises Holdings, Inc. and a trustee of
                        Skidmore College, Carnegie Hall, New York Foundation and
                        UJA-Federation.

MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors met eight times during 1997. Each director attended at least 75 percent of the meetings of the Board of Directors and Board Committees of which he or she was a member during 1997.

COMMITTEES OF THE BOARD OF DIRECTORS

    The following are the current members and functions of the standing committees of the Board of Directors.

    EXECUTIVE COMMITTEE. The members of the Committee are Messrs. Budd (Chairman), Bialkin, Weill, Wright, and Zankel. The Committee meets in place of the full Board of Directors when scheduling makes it difficult to convene all of the directors or when issues arise requiring immediate attention. The Committee met four times during 1997.

    AUDIT COMMITTEE. The members of the Committee are Messrs. Mecum (Chairman), Armstrong, Califano, Danforth, Disharoon, Tasco and Wright and Ms. Arron. The primary functions of the Committee, composed entirely of nonmanagement directors, are to pass upon the scope of the independent certified public accountants' examination, to review with the independent certified public accountants and the Company's principal financial and accounting officers the audited financial statements and matters that arise in connection with the examination, to review the Company's accounting policies and the adequacy of the Company's internal accounting controls, and to review and approve the independence of the independent certified public accountants. The Committee met six times during 1997.

    NOMINATIONS, COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE. The members of the Committee are Messrs. Zankel (Chairman), Bialkin, Ford, Masin and Pearson, Ms. Jordan and Mrs. Wachner. From time to time, the Committee acts as a nominating committee in recommending candidates to the Board as nominees for election at the Annual Meeting of Stockholders or to fill such Board vacancies as may occur during the year. The Committee will consider candidates suggested by directors or stockholders. Nominations from stockholders, properly submitted in writing to the Secretary of the Company, will be referred to the Committee for consideration. The Committee represents the full Board of Directors in matters relating to the compensation of Company officers and, from time to time, recommends to the full Board of Directors appropriate methods and rates of director compensation. It also administers the Company's 1996 Incentive Plan, the Company's 1986 Option Plan, the Company's CAP Plan, Salomon EPP, those option plans of Salomon assumed by the Company in connection with the Salomon Merger and those option plans of old Travelers assumed by the Company in connection with the Travelers Merger. A subcommittee of the Committee, comprised of "outside directors" (as such term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) who are also "Non-Employee Directors" (as such term is defined in Rule 16b-3 of the Exchange Act) has the exclusive authority to grant options to Section 16(a) Persons and Covered Employees (as hereinafter defined) under the Company's 1986 Option Plan and the 1996 Incentive Plan and to administer certain other elements of the 1996 Incentive Plan covered by Section 162(m) and to administer the Travelers Group Executive Performance Compensation Plan (the "Compensation Plan") approved by stockholders at the 1994 Annual Meeting. The subcommittee also is responsible for determining whether the performance goals under the Compensation Plan have been met. The Committee also is responsible for the periodic assessment of the performance of the Board of Directors and the evaluation of corporate governance principles applicable to the Board of Directors. The Committee met eight times during 1997. References herein to the Committee shall be deemed to be references to the subcommittee in all cases where Section 162(m) of the Code or Section 16 of the Exchange Act would require that action be taken by the subcommittee rather than the full Committee.

    ETHICS AND PUBLIC AFFAIRS COMMITTEE. The members of the Committee are Messrs. Bialkin (Chairman), Budd, Califano, Ford, Masin, Mecum and Wright, and Ms. Arron and Ms. Jordan. The Committee reviews and approves the Company's compliance programs, relationships with external constituencies and public activities. The Committee met three times during 1997.

    FINANCE COMMITTEE. The members of the Committee are Messrs. Dimon (Chairman), Armstrong, Danforth, Disharoon, Jones, Pearson, Tasco and Zankel, and Mrs. Wachner. The Committee reviews issues relating to funding requirements, significant investments, complex financial instruments and credit rating issues which arise in the Company's operations. The Committee met three times during 1997.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF
                                                             ---
EACH OF THE NOMINEES AS A DIRECTOR OF THE COMPANY. Assuming the presence of a quorum, directors shall be elected by a plurality of the votes cast at the Annual Meeting by holders of Common Stock and Voting Preferred Stock, voting as a single class, for the election of directors. Under applicable Delaware law, in tabulating the vote, broker nonvotes will not be considered present at the Annual Meeting and will have no effect on the vote.

                             EXECUTIVE COMPENSATION

RESPONSIBILITIES OF THE NOMINATIONS, COMPENSATION AND
  CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS

    The Nominations, Compensation and Corporate Governance Committee (or a subcommittee thereof) considers from time to time candidates for election to the Company's Board of Directors, establishes the compensation of the Chief Executive Officer and reviews the compensation of all other executives and evaluates the efforts of the Company and of the Board of Directors to maintain effective corporate governance practices.

    No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. With regard to its consideration of compensation for certain executives, the Committee utilizes the assistance of an independent compensation consulting firm.

REPORT OF THE NOMINATIONS, COMPENSATION AND CORPORATE GOVERNANCE
  COMMITTEE ON EXECUTIVE COMPENSATION

    STATEMENT OF PHILOSOPHY. The Company seeks to attract and retain highly qualified employees at all levels, including particularly executives whose performance is critical to the Company's success. In order to accomplish this, the Company is willing to provide superior compensation for superior performance. Such performance is generally measured on the performance of the Company as a whole, or on the performance of a business unit, or using both criteria, as the nature of an executive's responsibilities may dictate, and by the extent to which such performance reflects the corporate values integral to the Company's overall success. The Committee considers and gives weight to both qualitative and quantitative factors, including such factors as earnings, earnings per share, return on equity and return on assets and considers a full range of performance criteria for all senior executives, including those senior executives covered by the Compensation Plan, together with contributions to financial results, productivity, initiative, risk containment, adherence to corporate values and contributions to both operating unit or divisional strategy and Company-wide strategy. In conducting such review, the Committee has generally examined changes in the Company's financial results over time, both overall and on a unit basis, as well as similar data for comparable companies, to the extent publicly available.

    STOCK OWNERSHIP COMMITMENT. Since the Company's founding in 1986, it has been the Company's policy to strongly encourage stock ownership by the Company's directors and senior management. This policy closely aligns the interests of management with those of the shareholders. This policy takes a number of forms, including the following:

    - all director fees are paid in Company stock

    - a broad group of employees, including all members of senior management, are required to take a significant portion of annual bonus in the form of forfeitable, restricted Company stock

    - more than 14,000 employees have received discretionary stock option grants (which are never re-priced)

    - virtually all employees (other than members of the Planning Group receive annual grants of stock options (which are never re-priced) under the Company's WealthBuilder program.

    In a spirit of commitment perhaps unique in corporate America, all members of the Board of Directors and the members of the Planning Group have committed not to dispose of any Company stock held by them so long as they remain directors or members of the Planning Group, except for gifts to charity, certain limited estate planning transactions involving family members and transactions with the Company in connection with participation in stock option and restricted stock plans (the "Stock Ownership Commitment").

    The Committee believes that its long-term commitment to employee stock ownership has played a significant part in the Company's success in creating value for its stockholders.

    EXECUTIVE PERFORMANCE COMPENSATION PLAN. The Compensation Plan, approved by stockholders in 1994, establishes certain performance criteria for determining the maximum amount of bonus compensation generally available for the five executives named in the Summary Compensation Table in the Company's Proxy Statement (the "Covered Employees"). The Compensation Plan is administered by the Committee which determines whether the performance goals under the Compensation Plan have been met. For the 1997 year, the Committee determined the maximum bonus compensation payable under the Compensation Plan to all Covered Employees other than Mr. Maughan, whose bonus compensation was determined under the comparable plan of Salomon, the Salomon Inc Executive Officer Performance Bonus Plan (the "Salomon Bonus Plan").

    The creation of any bonus pool for Covered Employees is contingent upon the Company achieving at least a 10% Return on Equity, as defined in the Compensation Plan. The amount of the bonus pool is calculated based upon the extent to which the Return on Equity exceeds the 10% minimum threshold.

    The Compensation Plan establishes that up to 25.2% of any bonus pool established will be available for bonus awards to the chief executive officer and up to 18.7% will be available to each of the other four eligible participants. The Committee nevertheless retains discretion to reduce or eliminate payments under the Compensation Plan to take into account subjective factors, including an individual's performance or other relevant criteria.

    COMPONENTS OF COMPENSATION. Compensation of executive officers consists of base salary, discretionary bonus awards, a significant portion of which is forfeitable restricted stock, and stock option awards. Examination of competitors' pay practices in this area is conducted periodically to ensure that the Company's compensation policies will enable it to attract new talent and retain current valuable employees.

    Bonuses are discretionary, subject to certain maximum amounts specified by the Compensation Plan and are generally a substantial part of total compensation of Company executives. Because a percentage of executive compensation is awarded in the form of forfeitable, restricted stock, bonus awards are not only a short-term cash reward but also a long-term incentive related directly to the enhancement of stockholder value. The restricted period applicable to awards to executives is three years in furtherance of the long-term nature of such compensation. As Mr. Lipp is a Covered Employee under both the Company's Compensation Plan and the Travelers Property Casualty Corp. Executive Performance Compensation Plan, the determination of whether he is entitled to bonus compensation is made under both Plans for services rendered to the Company and its subsidiaries (other than TAP and its subsidiaries) and to TAP and its subsidiaries. Provided that the criteria are met for the creation of a bonus pool under both Plans, Mr. Lipp may receive discretionary bonus compensation in an amount that does not exceed the lesser of the maximum amount available to him under either Plan. Mr. Lipp does not receive separate bonuses under both Plans.

    The Company also takes all reasonable steps to obtain the fullest possible corporate tax deduction for compensation paid to its executives by qualifying under Section 162(m) of the Code.

    1997 COMPENSATION. The Committee believes that 1997 was a year of outstanding accomplishments for the Company, including the following:

    - continued strong internal growth, resulting in record operating earnings

    - the successful negotiation and completion of two major strategic acquisitions. Salomon Inc was acquired and combined with Smith Barney Holdings Inc. in November 1997 and Security Pacific Financial was acquired and combined with CCC in July 1997.

    Mr. Weill provided the leadership for these achievements and was compensated as shown in the Summary Compensation Table below. Mr. Weill received no discretionary stock option grants in 1997 and has received no such stock option grants since the Company's initial public offering in 1986.

    Under the Compensation Plan, approved by stockholders in 1994, the maximum bonus pool for 1997 for the Chief Executive Officer and the four other most highly compensated executives of the Company was approximately $68.4 million. The amounts awarded to such persons is set forth in the Summary Compensation Table below and total approximately $26.7 million. Mr. Maughan was awarded bonus compensation of $6,373,990 under the Salomon Bonus Plan.

       THE NOMINATIONS, COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE:

ARTHUR ZANKEL (Chairman)             MICHAEL T. MASIN
KENNETH J. BIALKIN                   ANDRALL E. PEARSON
THE HONORABLE GERALD R. FORD         LINDA A. WACHNER
ANN DIBBLE JORDAN

NOMINATIONS, COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE INTERLOCKS AND
  INSIDER PARTICIPATION

    The persons named above under the caption "Election of Directors--Committees of the Board of Directors--Nominations, Compensation and Corporate Governance Committee" were the only members of such committee during 1997, other than Robert Daniell who retired from the Board of Directors on August 1, 1997. Mr. Bialkin, a member of the Committee, is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, which performs legal services for the Company and its subsidiaries from time to time.

    Mr. Bialkin does not serve as a member of the subcommittee of the Nominations, Compensation and Corporate Governance Committee that administers the Compensation Plan, grants awards to Section 16(a) Persons under the CAP Plan, granted options to Section 16(a) Persons under the 1986 Option Plan and grants options to Section 16(a) Persons under the 1996 Incentive Plan.

SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth compensation paid by the Company and its subsidiaries to the Chief Executive Officer and the four other most highly compensated executive officers for services rendered to the Company and its subsidiaries in all capacities during each of the fiscal years ended December 31, 1997, 1996 and 1995. The format of this table has been established by the SEC. All share numbers in the column entitled "Securities Underlying Stock Options (number of shares)" and in the footnotes to the table have been restated to the extent necessary to give effect to the two stock dividends declared and paid during 1996 and the stock dividend paid during 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                      ANNUAL COMPENSATION                         COMPENSATION AWARDS
                           ------------------------------------------   ----------------------------------------
                                                                                     SECURITIES
                                                            OTHER       RESTRICTED   UNDERLYING
   NAME AND PRINCIPAL                                       ANNUAL        STOCK     STOCK OPTIONS    ALL OTHER
        POSITION                                         COMPENSATION     AWARDS     (NUMBER OF     COMPENSATION
       AT 12/31/97         YEAR  SALARY($)    BONUS($)      ($)(A)        ($)(B)     SHARES)(C)        ($)(D)
-------------------------  ----  ----------  ----------  ------------   ----------  -------------   ------------

Sanford I. Weill.........  1997  $1,025,000  $6,168,034    $260,269     $3,109,288   12,044,127        $1,404
  Chairman of the Board    1996   1,025,000   5,053,786     250,921      2,594,952   10,445,242         2,404
    and Chief Executive    1995   1,025,000   4,303,750     277,781      2,261,608    8,263,212         2,448
    Officer

James Dimon..............  1997     650,000   4,599,785       5,653      2,200,286    2,747,116           204
  President and Chief      1996     650,000   3,845,643       5,333      1,872,476    1,812,939         1,204
    Operating Officer      1995     650,000   2,904,875       4,889      1,460,153    1,310,100         1,142

Deryck C. Maughan(E)(F)..  1997     825,000   3,875,000           0      2,498,990      900,000             0
  Vice Chairman

Steven D. Black..........  1997     293,750   4,268,438       5,653      1,908,743      476,682             0
  Vice Chairman            1996     225,000   3,378,785       5,333      1,494,954      419,914         1,000
    Salomon Smith Barney   1995     225,000   2,637,117       5,333      1,150,452      371,778         1,000
    Holdings Inc.

Robert I. Lipp (G)(H)....  1997     600,000   2,985,003     145,347      1,486,662    1,052,042           900
  Vice Chairman            1996     600,000   2,685,022       5,333      1,353,301    1,067,181         1,900
                           1995     600,000   2,160,000       5,333      1,119,997      735,429         1,962

------------------------

(A) Except as set forth in this column, none of the executive officers received other annual compensation during 1997 required to be set forth in this column. The aggregate amount set forth for Mr. Weill for 1997 includes $58,620 for use of Company transportation and for Mr. Lipp includes $39,153 for housing expenses while away from home and $30,852 for use of Company transportation.

(B) Restricted stock awards are made under the Company's CAP Plan, other than those made to Mr. Lipp for 1997, which were made under the TAP Capital Accumulation Plan ("TAP CAP") and to Mr. Maughan for 1997 which were made under Salomon EPP. The CAP Plan provides for payment, mandatory as to senior executives and certain others within the Company and certain of its subsidiaries, of a portion of compensation in the form of awards of restricted stock discounted (currently 25%) from market value in order to reflect the impact of the restrictions on the value of the restricted stock as well as the possibility of forfeiture of restricted stock. Under the current award formula in effect under the CAP Plan for corporate executives, the following percentages of annual compensation are payable in the form of shares of restricted stock:

ANNUAL COMPENSATION                                                         % IN RESTRICTED STOCK
------------------------------------------------------------------------  -------------------------
Up to $200,000                                                                           10%
$200,001 to $400,000                                                                     15%
$400,001 to $600,000                                                                     20%
Amounts over $600,000                                                                    25%

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

    Annual compensation generally consists of salary and incentive awards. The recipient of restricted stock is not permitted to sell or otherwise dispose of such stock (except by will or the laws of descent and distribution) for a period of three years from the date of award (or (i) for such other period as may be determined to be applicable to various classes of participants in the sole discretion of the Nominations, Compensation and Corporate Governance Committee or (ii) for additional one year periods if the participant elected to defer vesting and thereby extend the restricted period). Upon expiration of the applicable restricted period, and assuming the recipient's continued employment with the Company, the shares of restricted stock become fully vested and freely transferable, subject to the Stock Ownership Commitment. From the date of award, the recipient may vote the restricted stock and receives dividends or dividend equivalents on the shares of restricted stock at the same rate as dividends are paid on all outstanding shares of Common Stock. As of December 31, 1997, including the awards made in January 1998 in respect of 1997, but excluding awards vesting in January 1998, the total holdings of restricted stock under the CAP Plan and the market value at such date of such shares for each of the persons in the Summary Compensation Table were as follows: Mr. Weill: 383,940 shares ($20,684,767.50); Mr. Dimon: 172,893 shares ($9,314,610.38); Mr. Black:
    140,085 shares ($7,547,079.38) and Mr. Lipp: 54,723 shares ($2,948,201.63).
    The year-end market price was $53.875 per share.

(C) Mr. Weill has not received any new option grants since the Company's initial public offering except for reload options. The grant of reload options does not change Mr. Weill's net equity position.

(D) Includes supplemental life insurance paid by the Company.

(E) Deryck Maughan became an officer and director of the Company in December 1997 following the Salomon Merger. As the Salomon Merger was accounted for as a pooling of interests, the information set forth in this Proxy Statement for the fiscal year ended December 31, 1997 with respect to compensation assumes Mr. Maughan's employment by the Company for the full year.

(F) Mr. Maughan received an award of 53,172 shares of restricted Common Stock under Salomon EPP. Awards under Salomon EPP represent an unfunded, unsecured promise of the Company. Awards made prior to 1996 are generally distributed to participants five years after the date of grant, subject to acceleration in some circumstances and further deferral or forfeiture in others. Awards made in 1996 and thereafter are generally distributable to participants three years after the date of grant, subject to acceleration in some circumstances and further deferral or forfeiture in others. Salomon EPP incorporates a dividend reinvestment structure, pursuant to which the Company contributes an additional 17.65% of any dividend in order to effect a 15% discount on all dividend reinvestments with respect to awards made prior to 1996. Salomon EPP does not provide a discount for dividend reinvestments with respect to awards made in 1996 and thereafter. Participants' accounts in Salomon EPP are held in a grantor trust. As of December 31, 1997, the total holdings of Common Stock under Salomon EPP and the market value at such date of such shares for Mr. Maughan were 347,065 shares ($18,698,126.88). The year-end market price of Common Stock was $53.875 per share.

(G) It is estimated that approximately 80% of such amounts payable to Mr. Lipp reflect compensation for services provided to TAP and approximately 20% of such amounts reflect compensation for services rendered to the Company and its affiliates (other than TAP and its subsidiaries).

(H) Mr. Lipp is a Covered Employee under the Compensation Plan. The bonus compensation Mr. Lipp received pursuant to the Compensation Plan is inclusive of bonus compensation paid to him for services rendered to each of the Company and TAP; however, the portion of his bonus payable in restricted stock was awarded for the years 1996 and 1997 in shares of Class A Common Stock, $.01 par

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE) value per share, of TAP ("TAP Common Stock"), under TAP CAP rather than in shares of Common Stock under the CAP Plan. The terms and provisions of TAP CAP are substantially identical to those of the CAP Plan. As of December 31, 1997, including the awards made in January 1998 in respect of 1997, but excluding awards vesting in January 1998, the total holdings of TAP Common Stock under TAP CAP and the market value at such date of such shares for Mr. Lipp were 70,026 shares ($3,081,144). The year-end market price of TAP Common Stock was $44.00 per share.

STOCK OPTIONS GRANTED

    The following table sets forth information with respect to stock options granted during 1997 to each of the executives named in the Summary Compensation Table. All options granted to Mr. Weill arose under the reload feature of the 1986 Option Plan or the 1996 Incentive Plan (which does not increase the net equity position of the participant). The reload feature is described in footnote
(B) under "Option Grants in 1997" below. Mr. Weill's reload options arose upon the exercise of stock options granted by Control Data Corporation ("Control Data Options") in 1986 when it was the parent company of the Company's corporate predecessor to facilitate the public offering of the predecessor's stock. The "Grant Date Present Value" numbers set forth in the table below were derived by application of a variation of the Black-Scholes option pricing model. The following assumptions were used in employing such model:

- stock price volatility was calculated by using the weekly closing price of the Company's Common Stock on the NYSE Composite Transactions Tape for the one-year period prior to the grant date of each option;

- the risk-free interest rate for each option grant was the interpolated market yield on the date of grant on a Treasury bill with a term identical to the subject option life, as reported by the Federal Reserve;

- the dividend yield (based upon the actual annual dividend rate during 1997) was assumed to be constant over the life of the option;

- exercise of the option was deemed to occur approximately ten months after the date of grant with respect to options that vest six months after the date of grant and approximately three years after the date of grant with respect to options that vest at a rate of 20% per year, as appropriate, based upon each individual's historical experience of the average period between the grant date and exercise date for those options that have vested; and

- the value arrived at through the use of the Black-Scholes model was discounted by 25% to reflect the reduction in value (as measured by the estimated cost of protection) of the options due to the agreement of executives who are members of the Company's Planning Group to abide by the Stock Ownership Commitment. For purposes of calculating the discount, a five year holding period was assumed even though each of the individuals may be a member of the Planning Group for more than five years.

    The potential value of options granted depends entirely upon a long-term increase in the market price of the Common Stock: if the stock price does not increase, the options would be worthless and if the stock price does increase, this increase would benefit both option holders and all stockholders.

                             OPTION GRANTS IN 1997

                                                          INDIVIDUAL GRANTS(C)
                           -----------------------------------------------------------------------------------
                                                           % OF
                             NUMBER OF SECURITIES      TOTAL OPTIONS    EXERCISE OR                GRANT DATE
                              UNDERLYING OPTIONS      GRANTED TO ALL    BASE PRICE                   PRESENT
                                    GRANTED              EMPLOYEES        ($ PER      EXPIRATION      VALUE
NAME                         (NUMBER OF SHARES)(A)        IN 1997         SHARE)         DATE        ($)(B)
-------------------------  -------------------------  ---------------   -----------   ----------   -----------
                              RELOAD      NON-RELOAD  RELOAD   NON-RELOAD
                           -------------  ----------  ------   ------
Sanford I. Weill.........      37,984.50     None       .09        0     $33.7500       2/18/03    $    97,100
                              826,071.00               1.87               35.8333      10/30/02      2,299,472
                              926,646.00               2.10               33.9167      10/30/02      2,434,670
                              624,460.50               1.41               33.9167       4/30/03      1,640,708
                               34,909.50                .08               32.0000       2/18/03         86,296
                              885,640.50               2.00               32.0000      10/30/02      2,183,790
                              596,338.50               1.35               32.0000       4/30/03      1,470,437
                              904,864.50               2.05               32.5833      10/30/02      2,265,600
                               62,529.00                .14               36.4167       2/18/03        174,976
                            1,075,881.00               2.43               37.4167       4/30/03      3,195,447
                               33,379.50                .08               44.3750       2/18/03        121,208
                              735,712.50               1.66               45.7083      10/30/02      2,726,532
                            1,770,334.50               4.00               45.6250      10/30/02      6,560,815
                              543,325.50               1.23               45.6250       4/30/03      2,013,551
                               29,653.50                .07               45.5417       2/18/03        109,635
                              726,384.00               1.64               49.6250      10/30/02      2,932,757
                              489,105.00               1.11               49.6250       4/30/03      1,974,749
                              791,211.00               1.79               43.3333      10/30/02      2,758,874
                               54,579.00                .12               48.6250       2/18/03        215,977
                              895,118.00               2.02               56.0000       4/30/03      4,044,613
                           -------------  ----------  ------   ------                              -----------
Total....................  12,044,127.50      0       27.24        0                                39,307,207
                           -------------------------  ---------------                              -----------
                           -------------------------  ---------------                              -----------

James Dimon..............      23,173.50                .05               33.7500       2/19/03         59,089
                               12,924.00                .03               34.0833       1/25/05         33,195
                               73,996.50                .17               35.8333      10/30/02        205,979
                               89,460.00                .20               35.8333       8/28/03        249,023
                               83,008.50                .19               33.9167      10/30/02        218,097
                               49,033.50                .11               33.9167       4/30/03        128,831
                               21,286.50                .05               32.0000       2/19/03         52,620
                               39,426.00                .09               32.0000      10/30/02         97,216
                               20,242.50                .05               32.0000       2/19/03         49,913
                               46,822.50                .11               32.0000       4/30/03        115,454
                              182,769.00                .41               32.0000       8/28/03        450,667
                               12,340.50                .03               32.0000       1/25/05         30,429
                               73,753.50                .17               32.5833      10/30/02        184,664
                               19,944.00                .05               32.5833       2/19/03         49,936
                               42,835.50                .10               37.4167      10/30/02        127,225
                               84,475.50                .19               37.4167       4/30/03        250,899
                               43,057.50                .10               37.4167      12/14/05        127,884
                               19,963.50                .05               46.4583       2/19/03         75,714
                               88,500.00                .20               46.4583       8/28/03        335,645
                               11,181.00                .03               46.4583       1/25/05         42,405
                               65,902.50                .15               45.7083      10/30/02        244,109

                                                          INDIVIDUAL GRANTS(C)
                           -----------------------------------------------------------------------------------
                                                           % OF
                             NUMBER OF SECURITIES      TOTAL OPTIONS    EXERCISE OR                GRANT DATE
                              UNDERLYING OPTIONS      GRANTED TO ALL    BASE PRICE                   PRESENT
                                    GRANTED              EMPLOYEES        ($ PER      EXPIRATION      VALUE
NAME                         (NUMBER OF SHARES)(A)        IN 1997         SHARE)         DATE        ($)(B)
-------------------------  -------------------------  ---------------   -----------   ----------   -----------
                              RELOAD      NON-RELOAD  RELOAD   NON-RELOAD
                           -------------  ----------  ------   ------
                               79,674.00                .18               45.7083       8/28/03        295,120
                              158,589.00                .36               45.6250      10/30/02        587,430
                               42,661.50                .10               45.6250       4/30/03        158,022
                               18,081.00                .04               45.5417       2/19/03         66,849
                               32,335.50                .07               49.6250      10/30/02        130,554
                               16,602.00                .04               49.6250       2/19/03         67,030
                               38,401.50                .09               49.6250       4/30/03        155,045
                              149,902.50                .34               49.6250       8/28/03        605,228
                               10,120.50                .02               49.6250       1/25/05         40,861
                               64,489.50                .15               43.3333      10/30/02        224,868
                               17,439.00                .04               43.3333       2/19/03         60,808
                               41,401.50                .09               46.4167      12/14/05        155,489
                               31,581.00                .07               46.4167       11/1/06        118,606
                                          800,000.00            1.81      50.8750       12/1/07      9,199,140
                               35,638.00                .08               56.0000      10/30/02        161,031
                               70,282.00                .16               56.0000       4/30/03        317,571
                               35,822.00                .08               56.0000      12/14/05        161,863
                           -------------  ----------  ------   ------                              -----------
Sub-Total................   1,947,116.50  800,000.00   4.44     1.81
                           -------------  ----------  ------   ------
Total....................        2,747,116.50              6.25                                     15,634,509
                           -------------------------  ---------------                              -----------
                           -------------------------  ---------------                              -----------

Deryck C. Maughan........                 900,000.00            2.04      50.8750      12/01/07     10,462,365
                                          ----------           ------                              -----------
                                          ----------           ------                              -----------

Steven D. Black..........       7,275.00     None       .02        0      34.0833       2/27/03         19,333
                               11,323.50                .03               36.4167       8/24/01         33,238
                               31,351.50                .07               35.5000       4/23/04         90,448
                               34,333.50                .08               32.6667      11/25/99         90,584
                               29,302.50                .07               32.6667       4/27/01         77,310
                               19,197.00                .04               32.6667       8/24/01         50,648
                               19,327.50                .04               32.6667       2/27/03         50,993
                               29,562.00                .07               32.6667       4/23/04         77,995
                                8,622.00                .02               33.5000       4/27/01         23,180
                               20,394.00                .05               33.5000       8/24/01         54,828
                               29,746.50                .07               33.5000       4/23/04         79,972
                               12,687.00                .03               37.4167      12/14/05         38,915
                                6,246.00                .01               46.4583       2/27/03         24,536
                               10,177.50                .02               45.0000       8/24/01         38,956
                               27,474.00                .06               46.2917       4/23/04        107,499
                               27,978.00                .06               50.1667      11/25/99        119,293
                               23,877.00                .05               50.1667       4/27/01        101,807
                               15,643.50                .04               50.1667       8/24/01         66,701
                               15,748.50                .04               50.1667       2/27/03         67,149
                               24,090.00                .05               50.1667       4/23/04        102,716
                                7,158.00                .02               49.2500       4/27/01         29,827
                               16,933.50                .04               49.2500       8/24/01         70,562
                               24,699.00                .06               49.2500       4/23/04        102,921

                                                          INDIVIDUAL GRANTS(C)
                           -----------------------------------------------------------------------------------
                                                           % OF
                             NUMBER OF SECURITIES      TOTAL OPTIONS    EXERCISE OR                GRANT DATE
                              UNDERLYING OPTIONS      GRANTED TO ALL    BASE PRICE                   PRESENT
                                    GRANTED              EMPLOYEES        ($ PER      EXPIRATION      VALUE
NAME                         (NUMBER OF SHARES)(A)        IN 1997         SHARE)         DATE        ($)(B)
-------------------------  -------------------------  ---------------   -----------   ----------   -----------
                              RELOAD      NON-RELOAD  RELOAD   NON-RELOAD
                           -------------  ----------  ------   ------
                               23,535.00                .05               46.4167      12/14/05         92,196
                           -------------  ----------  ------   ------                              -----------
Total....................     476,682.00      0        1.09        0                                 1,611,607
                           -------------------------  ---------------                              -----------
                           -------------------------  ---------------                              -----------

Robert I. Lipp...........      24,850.50     None       .06        0      34.5833       2/22/03         71,771
                               69,147.00                .16               31.5000       11/2/02        181,786
                               33,894.00                .08               31.5000        5/2/03         89,106
                               59,376.00                .13               36.6667       11/2/02        182,795
                               21,475.50                .05               36.6667       2/22/03         66,114
                               29,350.50                .07               36.6667        5/2/03         90,358
                               17,757.00                .04               36.6667      11/26/04         54,667
                               21,148.50                .05               37.4167      12/14/05         68,023
                              112,945.50                .26               43.0833       11/2/02        427,671
                               37,626.00                .09               43.0833       2/22/03        142,472
                               53,038.50                .12               43.0833        5/2/03        200,832
                               15,606.00                .04               43.0833      11/26/04         59,093
                               22,009.50                .05               44.0833       2/22/03         87,110
                              125,892.00                .28               46.6250       11/2/02        515,188
                               28,060.50                .06               46.6250        5/2/03        114,832
                               52,626.00                .12               46.6667       11/2/02        215,768
                               19,033.50                .04               46.6667       2/22/03         78,038
                               26,013.00                .06               46.6667        5/2/03        106,654
                               33,601.50                .08               46.6667      11/26/04        137,767
                               15,556.50                .04               46.6667       11/1/06         63,782
                               39,228.00                .09               46.4167      12/14/05        160,836
                               99,855.00                .23               55.1250       11/2/02        483,753
                               33,264.00                .08               55.1250       2/22/03        161,149
                               46,891.00                .11               55.1250        5/2/03        227,166
                               13,797.00                .03               55.1250      11/26/04         66,840
                           -------------  ----------  ------   ------                              -----------
Total....................   1,052,042.50      0        2.43        0                                 4,053,571
                           -------------------------  ---------------                              -----------
                           -------------------------  ---------------                              -----------

------------------------

(A) The number of options outstanding at December 31, 1997 for each person named above is set forth under the heading "Number of Securities Underlying Unexercised Options at 1997 Year-End (Number of Shares)--Unexercisable" in the table entitled "Aggregated Option Exercises in 1997 and 1997 Year-End Option Value."

(B) Except as indicated in the table above, all options granted in 1997 were reload options. Rather than enhance his or her holdings, reload options are intended to enable an employee who exercises an option by tendering previously owned shares to remain in the same economic position (the "Equity Position") with respect to potential appreciation in the Company's Common Stock as if he or she had continued to hold the original option unexercised. As such, reload options meet the Company's objective of fostering continued stock ownership in the Company by its employees, but the receipt thereof by any such employee does not result in a net increase in his or her Equity Position.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

            The table below sets forth the Equity Position of each of the above named executives with respect to options exercised and reload options granted in 1997. The Equity Position of each of such executives has remained constant.

                             NET CHANGES IN EQUITY POSITION
                       RESULTING FROM GRANTS OF RELOAD OPTIONS(1)

                                                            ENDING NET EQUITY POSITION
                                          ---------------------------------------------------------------
                                                                     NEW RELOAD    NET CHANGE IN EQUITY
                                            OPTIONS     NET SHARES    OPTIONS     POSITION FROM GRANTS OF
NAME                                       EXERCISED     RECEIVED     GRANTED         RELOAD OPTIONS
----------------------------------------  ------------  ----------  ------------  -----------------------
Sanford I. Weill........................    14,687,924   2,643,797    12,044,127                 0
James Dimon.............................     2,381,731     434,615     1,947,116                 0
Deryck C. Maughan.......................             0           0             0                 0
Steven D. Black.........................       575,068      98,386       476,682                 0
Robert I. Lipp..........................     1,308,641     256,599     1,052,042                 0

        --------------------------------

        (1) The "Options Exercised" column sets forth the number of options exercised by such executive. The "Net Shares Received" sets forth the number of shares such executive actually received upon exercise of the option after subtracting the number of previously owned shares tendered to pay the exercise price and/or withheld to pay taxes on the exercise. The "New Reload Options" column sets forth the number of reload options granted to the executive which is in an amount equal to the number of shares tendered and/or withheld. The "Net Change in Equity Position from Exercises of Reload Options" is the difference between the number of options exercised less the sum of the net shares received and the number of reload options granted.

(C) The option price of each option granted under the 1986 Option Plan or the 1996 Incentive Plan is not less than the fair market value of the Common Stock subject to the option, determined in good faith by the Nominations, Compensation and Corporate Governance Committee. Under current rules established by the Committee, fair market value is the closing sale price of Common Stock on the NYSE Composite Transactions Tape on the last trading day prior to the date of grant of the option. Options generally vest in cumulative installments of 20% on each anniversary of the date of grant such that the options are fully exercisable on and after five years from the date of grant until ten years following such grant (in the case of non-qualified stock options, which represent all options currently outstanding). The Committee has discretion to establish a slower vesting schedule for options granted under the 1986 Option Plan and a slower or faster vesting schedule for options granted under the 1996 Incentive Plan. Participants are entitled to direct the Company to withhold shares otherwise issuable upon an option exercise to cover in whole or in part the tax liability associated with such exercise, or participants may cover such liability by surrendering previously owned shares (other than restricted stock). During the term of the 1996 Incentive Plan, the aggregate number of shares of Common Stock for which option awards may be granted to any one employee under the 1996 Incentive Plan (including reload options) will not exceed thirty six million shares.

    Under the reload feature of the 1986 Option Plan and the 1996 Incentive Plan, participants who tender shares to pay all or a portion of the exercise price of vested stock options or tender previously owned shares or have shares withheld to cover the associated tax liability may be eligible to receive a reload option covering the same number of shares as are tendered or withheld for such purposes.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)
    Under the 1986 Option Plan and the 1996 Option Plan, such participant may choose to receive either (i) Incremental Shares subject to restrictions on transferability for a period of one year, or such other shorter or longer period as determined by the Committee and no reload option or (ii) Incremental Shares subject to restrictions on transferability for a period of two years, or such other shorter or longer period as determined by the Committee and a reload option. "Incremental Shares" are those shares of Common Stock actually issued to a participant upon the exercise of an option. If a participant exercises an option by paying the exercise price and the withholding taxes entirely in cash, the number of Incremental Shares will equal the number of shares exercised. If, however, a participant exercises an option by surrendering shares of Common Stock ("Surrendered Shares") to pay the exercise price, or the participant authorizes the Company to sell shares of Common Stock to cover the exercise price and/or requests that the Company withhold shares to cover the withholding tax liability ("Withheld Shares"), the number of Incremental Shares will equal the number of options exercised minus the sum of the number of Surrendered Shares or the number of shares sold by the Company on behalf of the participant, and the Withheld Shares. Participants are permitted to transfer their Incremental Shares during the restricted period only by will or the laws of descent and distribution. Further, in order for a participant to receive a reload option in connection with his or her exercise of a vested option, the market price of Common Stock on the date of exercise must equal or exceed the minimum market price level established by the Committee from time to time (the "Market Price Requirement"). The Committee has established that the initial Market Price Requirement will be a market price on the date of exercise equal to or greater than 120% of the price of the option being exercised. If a market price does not equal or exceed the applicable Market Price Requirement, a vested option may be exercised but no reload option will be granted in connection with such exercise.

    The Committee determines the exercise price for the reload option at the time such reload option is granted, provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date of exercise of the underlying option, and such reload option will have a term equal to the remaining term of the original option, except that the reload option will not be exercisable until six months after its date of grant, unless the Committee determines otherwise.

    Reload options are intended to encourage employees to exercise options at an earlier date and to retain the shares so acquired, in furtherance of the Company's long-standing policy of encouraging increased employee stock ownership. With standard stock options, sale of at least a portion of the stock to be acquired by exercise is often necessitated to cover the exercise price or the associated withholding tax liability. The employee thereby receives fewer shares upon exercise, and also forgoes any future appreciation in the stock sold. By use of previously owned shares to exercise an option, an employee is permitted to gain from the past price appreciation in such shares, and receives a new option at the current market price. The reload option so granted enables the employee to participate in future stock price appreciation.

STOCK OPTIONS EXERCISED

    The following table sets forth, in the aggregate, the number of shares underlying options exercised during 1997 and states the value at year-end of exercisable and unexercisable options remaining outstanding. The "Value Realized" column reflects the difference between the market price on the date of exercise and the market price on the date of grant (which establishes the exercise price for the option) for all options exercised, even though the executive may have actually received fewer shares as a result of the surrender of shares to pay the exercise price or the tax liability, or the withholding of shares to cover the tax liability associated with option exercise. Accordingly, the "Value Realized" numbers do not necessarily reflect what the executive might receive, should he or she choose to sell the shares acquired by the option exercise, since the market price of the shares so acquired may at any time be higher or lower than the price on the exercise date of the option.

                      AGGREGATED OPTION EXERCISES IN 1997
                                      AND
                           1997 YEAR-END OPTION VALUE

                                                                          NUMBER OF SECURITIES
                                                                         UNDERLYING UNEXERCISED
                                                                               OPTIONS AT                  VALUE OF UNEXERCISED
                                         SHARES                              1997 YEAR-END                 IN THE MONEY OPTIONS
                                        ACQUIRED        VALUE              (NUMBER OF SHARES)             AT 1997 YEAR-END($)(C)
                                      ON EXERCISE      REALIZED     --------------------------------  ------------------------------
NAME                                      (A)          ($) (B)         EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------------------  ------------  --------------  -----------------  -------------  ---------------  -------------
Sanford I. Weill (D)................    14,687,924  $  220,162,892              0         7,064,863      $       0     $  81,686,241
James Dimon.........................     2,381,731      36,804,638              0         2,475,687              0        32,325,947
Deryck C. Maughan (E)...............        92,547       1,718,381              0           900,000              0         2,700,000
Steven D. Black.....................       575,068       7,656,918              0           385,560              0         7,613,964
Robert I. Lipp......................     1,308,641      21,083,742              0           878,656              0        14,687,319

------------------------

(A) This column reflects the number of shares underlying options exercised in 1997 by the named executive officers. The actual number of shares received by each of these individuals from options exercised in 1997 (net of shares surrendered to cover the exercise price and/or surrendered or withheld to cover the exercise price and tax liabilities) was: Mr. Weill, 2,643,797 shares; Mr. Dimon, 434,615 shares; Mr. Maughan, 68,309 shares, Mr. Black, 98,386 shares and Mr. Lipp, 256,599 shares.

(B) "Value Realized" is in each case calculated as the difference between the market price on the date of exercise and the market price on the date of grant, which establishes the exercise price for option exercise, multiplied by the number of options exercised. All of the above executives have made the Stock Ownership Commitment (as described above) pursuant to which such executives commit not to dispose of their shares of Common Stock while they continue to be members of the Planning Group. Other than shares of Common Stock used in connection with employee compensation plans, charitable contributions or certain limited estate planning transactions with family members, at December 31, 1997, none of the above executives had ever disposed of any Common Stock.

(C) "Value of Unexercised In the Money Options" is the aggregate, calculated on a grant by grant basis, of the product of the number of unexercised options on the last day of the year multiplied by the difference between the closing undiscounted market price on the last day of the year and the exercise price for each grant, excluding grants for which such difference is equal to or less than zero.

(D) All of the stock options exercised by Mr. Weill in 1997 were reload options arising from Control Data Option exercises.

(E) All of the stock options exercised by Mr. Maughan in 1997 were options exercisable for shares of common stock of Salomon. In connection with the Salomon Merger, all shares of Salomon common stock were mandatorily exchanged for Common Stock. The option exercises reported in this table have been reported as if such exercises were made directly for Common Stock.

PERFORMANCE GRAPH

    The following line graph compares annual changes in "Cumulative Total Return" of the Company (as defined below) with (i) Cumulative Total Return of a performance indicator of equity stocks in the overall stock market, the S&P 500 Index, and (ii) Cumulative Total Return of a "Peer Index," each for the last five years. The Peer Index is the S&P Financial Index, which comprises the following Standard & Poor's industry groups: Money Center Banks, Major Regional Banks, "Savings & Loan", Life Insurance, Multi-Line Insurance, Property and Casualty Insurance, Personal Loans and Financial Services (excluding the Company and both of the government-sponsored entities: the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association). The Peer Index has been weighted based on market capitalization. "Cumulative Total Return" is calculated (in accordance with SEC instructions) by dividing (i) the sum of (A) the cumulative amount of dividends during the relevant period, assuming dividend reinvestment at the end of the month in which such dividends were paid, and (B) the difference between the market capitalization at the end and the beginning of such period, by (ii) the market capitalization at the beginning of such period.

    The comparisons in this table are set forth in response to SEC disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of the Common Stock.

                              TRAVELERS GROUP INC.
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           TRAVELERS GROUP INC.    S & P    PEER INDEX
1992                    $100.00    $100.00      $100.00
1993                    $162.95    $110.06      $109.14
1994                    $137.97    $111.52      $105.84
1995                    $272.74    $153.37      $159.92
1996                    $400.46    $188.56      $218.12
1997                    $720.23    $251.45      $320.18

                                                1992       1993       1994       1995       1996       1997
                                              ---------  ---------  ---------  ---------  ---------  ---------
Travelers Group Inc.........................      100.0     162.95     137.97     272.74     400.46     720.23
S&P.........................................      100.0     110.06     111.52     153.37     188.56     251.45
Peer Index..................................      100.0     109.14     105.84     159.92     218.12     320.18

------------------------

ASSUMES $100 INVESTED AT THE CLOSING PRICE ON DECEMBER 31, 1992, IN THE COMPANY'S COMMON STOCK, THE S&P 500 INDEX, AND THE PEER INDEX, REPRESENTING THE S&P FINANCIAL INDEX (EXCLUDING THE COMPANY, AND BOTH OF THE GOVERNMENT-SPONSORED
ENTITIES: THE FEDERAL HOME LOAN MORTGAGE CORPORATION AND THE FEDERAL NATIONAL MORTGAGE ASSOCIATION). THE PEER INDEX HAS BEEN WEIGHTED BASED ON MARKET CAPITALIZATION.

COMPENSATION OF DIRECTORS

    Pursuant to the Company's By-Laws, the members of the Board of Directors are compensated in a manner and at a rate determined from time to time by the Board of Directors. It has been the practice of the Company since its initial public offering in 1986 to pay its outside directors in shares of Common Stock, in order to assure that the directors have an ownership interest in the Company in common with other stockholders. Compensation of outside directors of the Company currently consists of an annual retainer of $100,000, payable in shares of Common Stock, receipt of which may be deferred at the election of a Director. Directors who have not made such election receive fees partly in shares of Common Stock and partly in cash equal to the current tax liability incurred by receipt of such Common Stock.

    Directors receive no additional compensation for participation on committees of the Board. Additional compensation, if any, for special assignments undertaken by directors will be determined on a case by case basis, but no such additional compensation was paid to any director in 1997. Directors who are employees of the Company or its subsidiaries do not receive any compensation for their services as directors.

RETIREMENT PLANS

    All employees are eligible to participate in the Travelers Group Pension Plan (the "Retirement Plan") on the later of attaining age 21 or completion of one year of service. Benefits under the Retirement Plan vest after five years of service with the Company or its subsidiaries. The normal form of retirement benefit is, in the case of a married participant, a joint and survivor annuity payable over the life of the participant and his or her spouse, or in the case of an unmarried participant, an annuity payable over the participant's life. Instead of such normal form of payment, participants may elect to receive other types of annuities or a single sum payable at retirement or, with respect to certain participants, other termination of service.

    When expressed as a single sum payment option, benefits accrue for the first five years of covered service at an annual rate varying between .75% and 4.0% of the participant's qualifying compensation, depending upon the participant's age at the time of accrual. "Qualifying compensation" generally includes base salary (before pre-tax contributions to the Savings Plan or other benefit plans), overtime pay, commissions and bonuses. Under rules promulgated by the Internal Revenue Service (the "Service"), a ceiling of $160,000 for 1997 (subject to adjustment by the Service) is imposed on the amount of compensation that may be considered "qualifying compensation" under the Retirement Plan.

    During the period of the sixth through the fifteenth year of covered service, benefits accrue at an annual rate of between 1.25% and 5.0% of the participant's qualifying compensation, depending upon the participant's age at the time of accrual. After a participant has completed 15 years of covered service, benefits accrue at an annual rate varying between 1.25% and 7.0% of the participant's qualifying compensation, depending upon the participant's age at the time of accrual. There are also minimum benefits provided for under the Retirement Plan.

    Subject to the statutory maximum benefits payable by a qualified plan (as described below), a participant also accrues annually an additional amount calculated as 1.0% to 2.5% of qualifying compensation (again depending upon his or her age) for that part of qualifying compensation in excess of the amount of the Social Security wage base. There is an interest accrual added to the participant's single sum entitlement. This interest amount is determined by multiplying the prior year's single sum by a percentage calculated annually pursuant to a formula set forth in the Plan.

    The statutory maximum retirement benefit that may be paid to any one individual by a tax qualified defined benefit pension plan in 1997 is $125,000 annually. Years of service credited under the Retirement Plan to date for each of the individuals named in the Summary Compensation Table are as follows: Mr. Weill, 11 years; Mr. Dimon, 11 years; Mr. Maughan, 0 years, Mr. Black, 23 years and Mr. Lipp, 11 years.

    The Company and certain Company subsidiaries provide certain pension benefits, in addition to the statutory maximum benefit payable under tax qualified pension plans, under non-funded, non-qualified retirement benefit equalization plans ("RBEPs"). The benefits payable under RBEPs are unfunded, and will come from the general assets of each plan's sponsor. In 1993, the Nominations, Compensation and Corporate Governance Committee, amended the RBEPs in two respects: first, to exclude certain executives of the Company and its subsidiaries (including each of the persons named in the Summary Compensation Table) and employees of certain subsidiaries from further participation in the RBEPs, and second, to limit the compensation covered by such plans to a fixed amount of $300,000 (equal to twice the 1994 statutory maximum qualifying compensation without giving effect to any future adjustments) less amounts covered by the Retirement Plan, thereby limiting benefits payable under the RBEPs to all participants. No benefits were accrued in 1997 under any of the RBEPs for the account of any of the persons named in the Summary Compensation Table.

    Effective at the end of 1993, the Committee also froze benefits payable under the Company's Supplemental Retirement Plan ("SERP") covering supplemental retirement benefits to designated senior executives of the Company and its subsidiaries. At that time, 25 individuals were SERP participants. Messrs. Weill, Dimon and Lipp are SERP participants. The maximum benefit payable under SERP is also reduced by any benefits payable under the Retirement Plan (or its predecessor plans, if applicable), under any applicable RBEP, under any other Company or subsidiary sponsored qualified or non-qualified defined benefit or defined contribution pension plan (other than the Savings Plan or other 401(k) plans), and under the Social Security benefit program.

    Estimated annual benefits under the three benefit plans of the Company for the five executive officers named in the Summary Compensation Table using the applicable formulas under the Retirement Plan and the frozen RBEP and SERP Plans and assuming their retirement at age 65, would be as follows: Mr. Weill, $621,817; Mr. Dimon, $246,923; Mr. Maughan, $24,649; Mr. Black, $78,554 and Mr.
Lipp, $295,174. These estimates were calculated assuming that the interest accrual was 8% for 1989 through 1991, 6% for 1992 through 1993, 5.5% for 1994, 7% for 1995 and 5.5% thereafter until the participant retires at the age of 65, and that the current salary of the participant, the 1997 dollar ceiling on qualifying compensation is $160,000, the 1997 Social Security wage base and the current regulatory formula to convert lump-sum payments to annual annuity figures each remains unchanged.

EMPLOYMENT PROTECTION AGREEMENTS

    The Company has entered into employment protection agreements with certain of its executive officers. Under the agreement with Mr. Weill, the Company agrees to employ Mr. Weill as its Chief Executive Officer (and Mr. Weill agrees to serve in such capacity) with an annual salary, incentive participation and employee benefits as determined from time to time by the Company's Board of Directors. The agreement contains automatic one-year renewals (unless notice of nonrenewal is given by either party). In the event of termination of his employment without cause, the agreement provides that Mr. Weill will be paid and entitled to receive other employee benefits (as in effect at the termination date) through the remaining term of the agreement and will be entitled to two years additional vesting and exercise of his stock options (and a cash payment based on the value of any portion of the stock options that would not vest within such additional period). During such period of continuing payments and stock option vesting and exercise, Mr. Weill would be subject to a noncompetition agreement in favor of the Company.

CERTAIN TRANSACTIONS

    The Travelers Indemnity Company and The Travelers Insurance Company, each a subsidiary of the Company, purchased during 1997 limited partnership interests in Capricorn Investors II, L.P. (the "Fund"). The Fund is a limited partnership whose business is to acquire equity and equity-like securities in public or private companies. Dudley Mecum, a director of the Company, is a Managing Director of Capricorn

Holdings, LLC, the general partner of the Fund. The Company's indirect investment in the Fund, $10 million, represents less than 10% of the capital of that entity.

CERTAIN INDEBTEDNESS

    Certain executive officers have from time to time, including periods during 1997, incurred indebtedness to Smith Barney, a wholly owned subsidiary of the Company and a registered broker-dealer, and/or any other broker/dealer subsidiary of the Company, on margin loans against securities accounts with such broker/dealers. Such margin loans were made in the ordinary course of business, were made on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions for other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

    Mr. Peter Dawkins, a member of the Planning Group, is indebted to the Company pursuant to a loan made to him by the Company in an original principal amount of $500,000 which was the maximum amount of Mr. Dawkins' indebtedness to the Company during 1997. Repayment of principal is required upon termination of Mr. Dawkins' employment or with the proceeds of any sale of Common Stock by Mr. Dawkins. The loan bears interest, payable quarterly, at 5% per annum.

    Mr. Thomas Jones, a director and an executive officer, is indebted to the Company pursuant to a forgivable loan made to him by the Company in an original principal amount of $1.2 million which was the maximum amount of Mr. Jones' indebtedness to the Company during 1997. The principal of the loan will be forgiven in equal annual installments of $400,000 during the three year term of the loan. The loan was made in connection with Mr. Jones' agreement to leave his prior position to join the Company. In the event Mr. Jones resigns or is terminated for any reason, the outstanding principal amount of the loan will become immediately due and payable together with interest thereon at the rate of 10% accruing from the date of termination. The loan is otherwise non-interest bearing.

                                    ITEM 2:
                     RATIFICATION OF SELECTION OF AUDITORS

    The Board of Directors has selected KPMG Peat Marwick LLP ("Peat Marwick") as the independent auditors of the Company for 1998. Peat Marwick has served as the independent auditors of the Company and its predecessors since 1969. Arrangements have been made for a representative of Peat Marwick to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF
                                                             ---
THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1998. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Voting Preferred Stock present and entitled to vote on this item at the Annual Meeting, voting as a single class, is required to ratify the selection of the Company's auditors. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions and broker nonvotes will be counted and will have the same effect as a vote against this item.

                                    ITEM 3:
               APPROVAL OF AN INCREASE IN AUTHORIZED COMMON STOCK

    On January 28, 1998, the Board of Directors unanimously approved an amendment to the Restated Certificate of Incorporation of the Company to increase to 3 billion the number of shares of the Common Stock authorized for issuance, and directed that the amendment be submitted to a vote of stockholders at the Annual Meeting. The form of the proposed amendment (the "Amendment") is attached to this Proxy Statement as Annex A.

    Paragraph A of Article Fourth of the Company's Certificate of Incorporation as currently in effect authorizes the issuance of up to an aggregate of 1.5 billion shares of Common Stock. As of the Record Date, 1,201,399,830 shares of Common Stock were issued and outstanding including 51,346,182 shares that were issued but held by subsidiaries of the Company. Approximately 159 million shares of Common Stock have been reserved for issuance pursuant to various compensation and benefit plans of the Company and of the Company's subsidiaries, and 21,332,381 shares were reserved for issuance upon conversion of outstanding convertible securities of the Company. There were, therefore, as of the Record Date, approximately 236.5 million shares of authorized Common Stock available for future issuances by the Company. The Board believes it would be desirable to increase the number of shares of authorized Common Stock in order to make available additional shares for possible stock splits, acquisitions, financings, employee benefit plan issuances and for such other corporate purposes as may arise. The Board of Directors believes that stock splits enhance the liquidity and marketability of the Common Stock by increasing the number of shares outstanding and lowering the price per share. In furtherance thereof the Board has approved stock splits on five prior occasions: 3-for-2 in February 1993, 4-for-3 in August 1993, 3-for-2 in May 1996, 4-for-3 in November 1996 and 3-for-2 in November 1997, which splits, when taken together, are equivalent to a 6-for-1 split.

    The Company has no specific plans currently calling for issuance of any of the additional shares of Common Stock and is subject to certain restrictions on its ability to issue additional shares of Common Stock. The rules of the NYSE currently require stockholder approval of issuances of Common Stock under certain circumstances including those in which the number of shares to be issued is equal to or exceeds 20% of the voting power outstanding (or, currently, for the Company, issuance of more than approximately 233 million shares of Common Stock). The 1996 Incentive Plan provides that the Company will not grant any additional options unless the number of outstanding but unexercised options under all plans of the Company is less than 10% of the Common Stock issued and outstanding. In other instances, the issuance of additional shares of authorized Common Stock would be within the discretion of the Board of Directors, without the requirement of further action by stockholders. All newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. Under the Company's Restated Certificate of Incorporation, stockholders do not have preemptive rights. While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED
                                                             ---
AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE TO 3 BILLION THE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of all outstanding shares of Common Stock and Voting Preferred Stock, voting as a single class, is required for adoption of the proposed Amendment to the Company's Restated Certificate of Incorporation. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions and broker nonvotes will be counted and will have the same effect as a vote against this item.

                           COST OF SOLICITING PROXIES

    The cost of soliciting proxies and the cost of the Annual Meeting will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or employees of the Company, none of whom will be specially compensated for such activities. The Company also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay such brokers, banks and other nominees certain expenses incurred by them for such activities. The Company has retained Morrow & Co. Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $15,000, plus reimbursement of certain out-of-pocket expenses.

                   SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

    Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders and who wishes such proposal to be included in the Proxy Statement for that meeting must submit such proposal in writing to the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, and such proposal must be received on or before November 23, 1998.

                                 OTHER MATTERS

    The Board of Directors and management of the Company know of no other matters to be brought before the Annual Meeting. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 is properly brought before the meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against such proposal. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

                                    ANNEX A

                      PROPOSED AMENDMENT TO ARTICLE FOURTH
                  OF THE RESTATED CERTIFICATE OF INCORPORATION
                            OF TRAVELERS GROUP INC.

                            ------------------------

The first sentence of paragraph A, Article FOURTH, is hereby amended to read in its entirety as follows:

          The total number of shares of Common Stock which the Corporation shall have authority to issue is Three Billion (3,000,000,000) shares of Common Stock having a par value of one cent ($.01) per share.

                            ------------------------

                                     [LOGO]

                          TRAVELERS GROUP INC.
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF TRAVELERS GROUP INC. FOR THE ANNUAL MEETING
                            APRIL 22, 1998

        The undersigned hereby constitutes and appoints Sanford I. Weill, P James Dimon and Charles O. Prince, III, and each of them his or her true and R lawful agents and proxies with full power of substitution in each, to O represent the undersigned at the Annual Meeting of Stockholders of X Travelers Group Inc. (the "Company") to be held at Carnegie Hall, 881
Y Seventh Avenue, New York, New York on Wednesday, April 22, 1998 at 9:00 a.m. local time, and at any adjournments or postponements thereof, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

        If shares of Travelers Group Inc. Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Travelers Group Inc. Common Stock in the undersigned's name and/or account under such Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

        YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO
   VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR PROXY CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD OR FOLLOW THE INSTRUCTIONS FOR TELEPHONIC VOTING SET FORTH ON THE REVERSE SIDE.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES (OR, IN THE CASE OF A VOTING PLAN, WILL BE VOTED IN THE DISCRETION OF THE PLAN TRUSTEE OR ADMINISTRATOR) UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


               CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                              TRAVELERS GROUP INC.
                                              P.O. BOX 11486
                                              NEW YORK, NY 10203-0486

                                VOTE BY TELEPHONE
              [PHONE GRAPHIC]                         [DESKTOP GRAPHIC]
                             QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

YOU WILL BE ASKED TO ENTER THE NUMBER LOCATED IN THE BOX MARKED "CONTROL NUMBER." YOU WILL THEN HEAR THESE INSTRUCTIONS:

OPTION #1:  To vote as the Board of Directors recommends on ALL proposals:
            Press 1

OPTION #2:  If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9

            To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

       WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1--THANK YOU FOR VOTING


                                                            IF YOU VOTE BY
                                                               TELEPHONE
                                                           DO NOT MAIL BACK
                                                              YOUR PROXY

CALL ** TOLL-FREE ** ON A TOUCH-TONE TELEPHONE
          1-888-776-5662 - ANYTIME
   There is NO CHARGE to you for this call.                CONTROL NUMBER




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

1. Proposal to elect nineteen directors to a
   one-year term.
                                                                                                   FOR   AGAINST   ABSTAIN

                                                               2. Proposal to ratify the selection |  |    |  |      |  |
                                                                  of KPMG Peat Marwick LLP as the  |  |    |  |      |  |
                                                                  Company's independent auditors   |  |    |  |      |  |
                                                                  for 1998.                        ----    ----      ----

Nominees: 01-Judith Arron, 02-C. Michael Armstrong,
03-Kenneth J. Bialkin, 04-Joseph A. Califano, Jr.,
05-James Dimon, 06-Leslie B. Disharoon,                        3. Proposal to amend the Restated   FOR   AGAINST   ABSTAIN
07-The Hon. Gerald R. Ford, 08-Thomas W. Jones,                   Certificate of Incorporation of
09-Ann Dibble Jordon, 10-Robert I. Lipp, 11-Michael Masin,        Travelers Group Inc. to increase |  |    |  |      |  |
12-Deryck C. Maughan, 13-Dudley C. Mecum,                         to 3 billion the shares of       |  |    |  |      |  |
14-Andrall E. Pearson, 15-Frank J. Tasco, 16-Linda J. Wachner,    Common Stock authorized for      |  |    |  |      |  |
17-Sanford I. Weill, 18-Joseph R. Wright, Jr. 19-Arthur Zankel    issuance.                        ----    ----      ----

       FOR     |   | WITHHOLD    |   | EXCEPTIONS  |   |
       ALL     |   | FOR ALL     |   |             |   |
               |   |             |   |             |   |
               -----             -----             -----


                                                    MARK HERE |   |
                                                  FOR ADDRESS |   |
                                                   CHANGE AND |   |
Exceptions__________________________________         NOTE AT  -----
INSTRUCTIONS: To withhold authority to vote        BOTTOM LEFT
for any individual nominee(s), mark the
exception box and write the name(s) in the
space provided above.
-----------------------------------------------------------------------------------------------------------------------

                                                    The signer(s) hereby acknowledge(s) receipt of the Notice of Annual
                                                    Meeting of Stockholders and accompanying Proxy Statement.

                                                    The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said Annual Meeting and any adjournments or postponements thereof.

                                                    IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED
                                                    ON THE REVERSE SIDE.

                                                    NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. JOINT OWNERS SHOULD
                                                    EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                    GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                                                                          ________________________________________
                                                                                           Signature

                                                                          __________________________________________
                                                                                           Signature

                                                                          Dated: ___________________, 1998
                                                                          Votes MUST be indicated (x) in Black or Blue
                                                                          ink.
